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                                                                       EXHIBIT 4

CERTIFICATE                                                   NUMBER OF SHARES
NO.


                          ORIENTAL FINANCIAL GROUP INC.


                           Incorporated under the Laws
                       of the Commonwealth of Puerto Rico

                                  COMMON STOCK
                           ($1.00 PAR VALUE PER SHARE)

         This is to certify that ______________________ is the registered holder of ____________________ (_________) of fully paid and non-assessable shares of Common Stock of Oriental Financial Group Inc. (the "Company"), transferable only on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed.

         Witness the seal of the Company and the signatures of its duly authorized officers.

Dated:  ______________                     ORIENTAL FINANCIAL GROUP INC.

         [CORPORATE SEAL]

                                          -------------------------------------
                                          President and Chief Executive Officer


                                          -------------------------------------
                                                        Secretary



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                          ORIENTAL FINANCIAL GROUP INC.

         The Certificate of Incorporation of the Company authorizes it to issue more than one class of stock which may be issued in one or more series. The Company will furnish to any stockholder upon request and without charge a full statement of the powers, designation, preferences and relative participating, optional or other special rights of the Common Stock evidenced by this Certificate and of each other class of stock or shares which the Company is authorized to issue and the qualifications, limitations or restrictions of such preferences and rights. Any request should be made with the Secretary of the Company.

         For value received, _________________________________________ hereby sell, assign and transfer unto


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

--------------------
[                  ]
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--------------------------------------------------------------------   Shares
of Common Stock represented by this Certificate, and do hereby irrevocably constitute and appoint


--------------------------------------------------------------------   Attorney
to transfer the said stock on the books of the Company with full power of substitution in the premises.



         Dated: ________



                                                   ----------------------------
                                                   NOTICE: THE SIGNATURE(S) OF
                                                   THIS ASSIGNMENT MUST
                                                   CORRESPOND WITH THE NAMES(S)
                                                   AS WRITTEN UPON THE FACE OF
                                                   THE CERTIFICATE IN EVERY
                                                   PARTICULAR, WITHOUT
                                                   ENLARGEMENT OR ANY CHANGE
                                                   WHATSOEVER.